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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)     JUNE 21, 2006
                                                          ----------------------

                             TELENETICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 0-16580                     33-0061894
         ----------                 -------                     ----------
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

                       39 PARKER, IRVINE, CALIFORNIA 92618
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (949) 455-4000
                                                   -----------------------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 21, 2006, Haskell & White LLP ("H&W"), the independent registered public accounting firm that was engaged as the principal accountant to audit the consolidated financial statements of Telenetics Corporation (the "Company"), advised the Company and the Company's audit committee that it was terminating its relationship with the Company effective on that date.

         H&W has not issued a report on the consolidated financial statements of the Company during the Company's two most recent fiscal years.

         During the Company's two most recent fiscal years and through the effective date of H&W's resignation, there were no disagreements with H&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to H&W's satisfaction, would have caused H&W to make reference to the subject matter of the disagreement in connection with its opinion.

         During the Company's two most recent fiscal years and through the effective date of H&W's resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B under the Securities Act of 1933, as amended, except as described in the following paragraph.

         On or about August 16, 2005, in connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2004, for which no report was issued, H&W advised the Company's audit committee and management of seven matters that H&W considered to be "material weaknesses" as that term is defined under standards established by the Public Company Accounting Oversight Board (United States). A material weakness is a control deficiency or combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The seven matters are as follows:

         1. Weak control environment as it pertains to financial reporting, including board of directors oversight, change in management and lack of Chief Financial Officer.

         2. Lack of timeliness of closing financial records and preparing regulatory reports.

         3. Inadequate maintenance of corporate documents including timely preparation of minutes from meetings of the board of directors and committees thereof.

         4. Lack of segregation of duties in management, accounting and reporting functions.

         5. Lack of documentation of internal controls and company policies and procedures.

         6. Control over quantities and valuation of inventory.

         7. Failure to resolve a material customer deposit matter.

         As of the date of this Report, the Company has not engaged new certifying accountants.

         On June 27, 2006, the Company provided H&W with a copy of the disclosures the Company is making in response to Item 304(a) of Regulation S-B under the Securities Act. The Company requested that H&W furnish it with a letter addressed to the Securities and Exchange Commission stating whether H&W agrees with the statements the Company made in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of H&W's letter is attached as Exhibit 16.1 to this Form 8-K.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Shell Company Transactions.
                  ---------------------------

                  Not applicable.

         (d)      Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  16.1 Letter dated June 27, 2006 from Haskell & White LLP regarding change in certifying accountant



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2006                  TELENETICS CORPORATION

                                      By: /S/ GARY  P. ARNOLD
                                          -------------------------------------
                                          Gary P. Arnold, Chairman of the Board



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                        EXHIBITS ATTACHED TO THIS REPORT


         Number   Description
         ------   -----------

         16.1 Letter dated June 27, 2006 from Haskell & White LLP regarding change in certifying accountant





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